UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         April 2, 1997 (March 21, 1997)
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                Date of Report (Date of earliest event reported)



                           NYNEX CABLECOMMS GROUP PLC
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             (Exact name of registrant as specified in its charter)


England and Wales                   0-25638                     98-0151138
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(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)                File Number)            Identification No.)



                           NYNEX CABLECOMMS GROUP INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                            0-25690                      98-0151139
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  (State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)                File Number)           Identification No.)


   The Tolworth Tower, Ewell Road, Surbiton, Surrey, United Kingdom    KT6 7ED
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       (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code             44-181-873-2000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
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     NYNEX CableComms Group Inc. ("NYNEX CableComms US") has entered into an
Agreement and Plan of Merger dated as of March 21, 1997 (the "Merger Agreement") with Cable & Wireless Communications plc ("CWC") and Cable & Wireless Communications Delaware Inc. ("Merger Sub"). Pursuant to the Merger Agreement, subject to (i) the offers by CWC to purchase all the shares of Common Stock of NYNEX CableComms US and all the Ordinary Shares of NYNEX CableComms Group PLC becoming or being declared unconditional in all respects,
(ii) the requisite approvals of the merger by the shareholders of NYNEX CableComms US and (iii) the satisfaction of certain other conditions, Merger Sub will merge with and into NYNEX CableComms US and NYNEX CableComms US will be the surviving corporation and a wholly-owned subsidiary of CWC. In the merger, each share of Common Stock of the NYNEX CableComms US (other than shares owned by CWC, shares owned by NYNEX CableComms US as treasury shares or by any of its subsidiaries and shares for which appraisal rights, if any, have been properly asserted under Section 262 of the Delaware General Corporation Law) will be converted into the right to receive 0.036746 of an Ordinary Share of CWC (or at the election of the shareholder, 0.007349 of an American Depositary Share of CWC representing five Ordinary Shares of CWC).

Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
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         2.           Agreement and Plan of Merger dated as of March 21, 1997
                      among Registrant, Cable & Wireless Communications plc and Cable & Wireless Communications Delaware Inc. is incorporated herein by reference to Appendix I to the Proxy Statement of NYNEX CableComms Group PLC and NYNEX CableComms Group Inc. dated March 24, 1997.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NYNEX CABLECOMMS GROUP PLC
                                             ---------------------------
                                                   (Registrant)


                                             By    /s/  Paul H. Repp
                                               --------------------------------
                                               Paul H. Repp
                                               Chief Legal and Regulatory
                                               Officer and Company Secretary


                                             NYNEX CABLECOMMS GROUP INC.
                                             ---------------------------
                                                   (Registrant)


                                             By    /s/  Paul H. Repp
                                               --------------------------------
                                               Paul H. Repp
                                               Chief Legal and Regulatory
                                               Officer and Company Secretary


Date:  April 2, 1997

                             EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                    Numbered Page
-------                                                    -------------


  2. Agreement and Plan of Merger dated as of March 21, 1997 among Registrant, Cable &
           Wireless Communications plc and Cable &
           Wireless Communications Delaware Inc. is incorporated herein by reference to
           Appendix I to the Proxy Statement of NYNEX
           CableComms Group PLC and NYNEX CableComms
           Group Inc. dated March 24, 1997.